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                                                                   EXHIBIT 10.27


                                 April 15, 2005


Virbac Corporation and Subsidiaries
3200 Meacham Boulevard
Fort Worth, Texas 76137
Attention:    Jean M. Nelson, Executive Vice
              President and Chief Financial Officer

                  Re: Waiver of 2001 and 2002 Financial Covenant Defaults and Amendments to Forbearance Agreement

Dear Ms. Nelson:

         Reference is made to that certain Credit Agreement dated as of September 7, 1999 made by and among Virbac Corporation, PM Resources, Inc., St. Jon Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc. and Delmarva Laboratories, Inc. (collectively, the "Borrowers"), and First Bank ("Bank"), as the same has been from time to time amended (as amended, the "Credit Agreement;" capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement). You have informed the undersigned Bank of the Borrowers' noncompliance with the financial covenants set forth in Section 7.1(i)(i) (ratio of Consolidated EBITDA to Consolidated Debt Service) of the Credit Agreement for the fiscal quarters ending March 31, 2001 through and including December 31, 2001, and in Section 7.1(i)(ii) (Consolidated Net Worth) of the Credit Agreement for the fiscal quarters ending March 31, 2001 through and including December 31, 2002, which covenant defaults constitute Events of Default under Section 8.3 of the Credit Agreement, and you have requested waivers of the same.

         By this letter, the undersigned Bank hereby waives the Borrowers' noncompliance under Section 7.1(i)(i) of the Credit Agreement for the fiscal quarters ending March 31, 2001 through and including December 31, 2001 and Borrowers' noncompliance under Section 7.1(i)(ii) of the Credit Agreement for the fiscal quarters ending March 31, 2001 through and including December 31, 2002, and the undersigned Bank further waives any Default or Event of Default under the Credit Agreement caused by such noncompliance for such fiscal quarters. These waivers shall constitute waivers only of the above-referenced covenants and only with respect to the specified fiscal quarters. Such waivers shall not be deemed to be a waiver for any other occurrence under the above-referenced Sections 7.1(i)(i) and 7.1(i)(ii) of the Credit Agreement or for any other provisions contained in the Credit Agreement or any of the other Transaction Documents. Such waivers shall also not be deemed to create any custom, practice or course of dealing between Borrowers and the Bank, and Borrowers should not rely on such present waivers to anticipate or expect any other or similar waivers in the future.

         You have also requested certain amendments to the Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Bank, as the same has been from time to time amended (the "Forbearance Agreement") to: (i) permit the delivery of the audited financial statements for Borrowers' fiscal years ending December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 on or before May 2, 2005 instead of on or before April 18, 2005 as set forth in
Section 1(b)(iii)(C) of the Forbearance Agreement, (ii) delete the requirement for an unqualified opinion of Borrowers' accountants with respect to such financial statements, and (iii) delete the requirement of Section 1(b)(iii)(E) of the



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Forbearance Agreement for delivery by April 15, 2005 of detailed projections for
Borrowers fiscal year ending December 31, 2005.

         Subject to the conditions of this letter, Borrowers and Bank hereby agree that Section 1(b)(iii)(C) of the Forbearance Agreement shall be amended to read in its entirety as follows:

                  (C) on or before May 2, 2005, the consolidated balance sheet of Borrowers and their Consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year ended as of December 31, 2003, all with consolidating disclosures and setting forth in each case, in comparative form, the figures for the previous fiscal year, together with any and all restated financial statements (balance sheets and statements of income, retained earnings and cash flows) for the fiscal years (or any periods during the fiscal years) ending December 31, 2002, December 31, 2001 and December 31, 2000, all such financial statements to be prepared in accordance with Generally Accepted Accounting Principles consistently applied and audited by PriceWaterhouse Coopers;

         Subject to the conditions of this letter, Borrowers and Bank hereby further agree that Section 1(b)(iii)(E) of the Forbearance Agreement shall be deleted in its entirety and shall be left blank intentionally.

         Capitalized terms used in this letter and not otherwise defined shall have their meanings under the Forbearance Agreement.

         Please indicate your acceptance and acknowledgment of the above-referenced waivers on the above stated conditions and your acknowledgment and agreement to the amendments contained herein by signing and returning the enclosed duplicate original of this letter in the space provided below. The amendments set forth herein shall not be effective unless counterpart originals of this letter, signed by a duly authorized officer of each of the Borrowers and by a duly authorized officer of Bank One, NA, are returned to Bank on or before April 20, 2005.

         This notice is provided pursuant to Section 432.047, R.S.Mo. As used herein, "creditor" means each of the Bank and its participant, Bank One, NA, the "credit agreement" means the Loan Agreement, as amended by the Forbearance Agreement, and as each such document has been further amended from time to time, and "this writing" means the Loan Agreement, as amended by the Forbearance Agreement, and as each such document has been further amended from time to time, the Note, the other Transaction Documents, all guaranties executed by any other Obligors, and any other agreement executed in connection herewith or therewith. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. This Agreement embodies the entire agreement and understanding between the Borrowers and the Bank and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.



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                                         Very truly yours,

                                         FIRST BANK


                                         By: /s/ Traci Dodson
                                            ------------------------------------
                                            Traci Dodson, Vice President


ACKNOWLEDGED AND AGREED THIS
15th DAY OF APRIL, 2005

VIRBAC CORPORATION
PM RESOURCES, INC.
ST. JON LABORATORIES, INC.
VIRBAC AH, INC.
FRANCODEX LABORATORIES, INC.
DELMARVA LABORATORIES, INC.


By: /s/ Jean M. Nelson
   ----------------------------------------------
   Jean M. Nelson, Executive Vice President
   and Chief Financial Officer

CONSENTED AND AGREED TO THIS 19th
DAY OF APRIL, 2005

JPMORGAN CHASE BANK, N.A. formerly known as and successor by merger with Bank One, N.A.


By: /s/ Jennifer Baggs
   ----------------------------------------------
Title: Vice President
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